Exhibit 10.3(C)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ONCOMED PHARMACEUTICALS, INC.

800 Chesapeake Drive

Redwood City, California 94063

United States of America

Attn: Paul J. Hastings, Chief Executive Officer

Telecopy: +1-650-298-8600

CONFIDENTIAL

September 30, 2014

Re: Extended Research License under the Subscription and License Agreement (“Agreement”) dated June 1, 2006, between OncoMed Pharmaceuticals, Inc. (“ONCOMED”) and MorphoSys AG (“MORPHOSYS”)—extension of certain research rights.

Dear Mr. Hastings,

Reference is made to the Agreement, under which ONCOMED, effective upon the expiration of the Subscription License on June 1, 2010, has obtained an Extended Research License for [***] HuCAL Antibodies, in compliance with Section 4.13 of the Agreement. ONCOMED has, thereafter, requested the addition of [***] HuCAL Antibod[***] under this Extended Research License, which MORPHOSYS has allowed ONCOMED to add to the Extended Research License under a letter dated October 13, 2010. ONCOMED has extended the Extended Research License for a total of five (5) years until May 30, 2015, and is now requesting the right to continue using the retained HuCAL Antibodies beyond such date in research activities for the purpose of supporting the development of other HuCAL Antibodies under existing Commercial Therapeutic Licenses and other ONCOMED therapeutic molecules under development.

All capitalized terms used in this letter shall have the meaning ascribed to them in the Agreement, except as otherwise expressly stated herein.

MORPHOSYS hereby grants to ONCOMED a personal, worldwide, non-exclusive, royalty-free research license (without the right to grant sublicenses), under MORPHOSYS Know-How and MORPHOSYS Patent Rights, to use the HuCAL Antibodies listed in Appendix A hereto only in research activities for the sole purpose of supporting the development of other HuCAL

1/3

Antibodies under existing Commercial Therapeutic Licenses or other ONCOMED therapeutic molecules under development (“Research License”). For the avoidance of doubt, the HuCAL Antibodies covered by the Research License shall in no case be used by ONCOMED in Commercial Therapeutic Development activities or otherwise be transferred to any Third Party, except as permitted under the Agreement. The Research License shall be granted for a period of one (1) year starting on June 1, 2015, and may be extended annually by ONCOMED for up to five (5) years by written notice to MORPHOSYS, subject to the payment of the annual license fee as set forth below.

ONCOMED shall pay in advance to MORPHOSYS a non-refundable license fee of EURO Twenty Thousand (€20,000), due on the first (1st) day of each year for which ONCOMED extends the Research License and payable within [***] days thereof. The first payment shall be made by [***], 2015, for the 1st Research License year starting on June 1, 2015.

ONCOMED shall remain compliant with all applicable terms of the Agreement and this letter shall in no case be regarded as amending any terms of the Agreement except as expressly set forth herein.

If the foregoing terms are agreeable to ONCOMED, then please countersign this letter below and return it to MORPHOSYS. The terms of this letter shall be enforceable upon receipt by MORPHOSYS of the original countersigned copy.

Best regards,

MorphoSys AG

/s/ Harald Watzka	/s/ Virginie Galitschke
Senior Director 30 September 2014	Virgine Galitschke Senior Legal Counsel

ONCOMED signature:

/s/ Austin Gurney

Name: Austin Gurney

Date: 10/15/2014

Title: SVP Molecular and Cellular Biology

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

* Unless defined herein or clearly indicated otherwise, each capital term appearing in this letter shall have the meaning set forth in the Agreement.

2/3

Appendix A

HuCAL Antibodies sequences

[***]

[***] Six pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3/3